UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2026

Sports Entertainment Gaming Global Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Ranch Rd., 4th Floor Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(737) 787-3798

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEGG	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $2,300.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 27, 2026 (the “Effective Date”), Sports Predicts Limited, a second-tier subsidiary of Sports Entertainment Gaming Global Corporation (the “Company”), entered into a Partnership and Integration Agreement (the “Agreement”) with Blockratize Inc. (“Polymarket” or the “Provider”). Pursuant to the Agreement, the Company will integrate the Provider’s decentralized prediction markets technology into its Sports.com platform.

Under the Agreement, Polymarket will provide APIs, SDKs and related infrastructure to support the integration of its prediction markets product, enabling users to access and transact in event-based contracts within the Sports.com ecosystem. The Company may charge transaction fees to users engaging with such products, with net revenue from such fees to be shared between the Company and the Provider.

During the term of the Agreement, Polymarket will serve as the Company’s exclusive provider of prediction markets technology for the Sports.com platform. Each party retains ownership of its respective intellectual property.

The Agreement contains customary provisions relating to, among other things, confidentiality, indemnification, dispute resolution and independent contractor status. The Company is required to comply with applicable laws in connection with integration, including implementation of geo-restrictions where necessary.

The Agreement has an initial term through June 30, 2029, unless earlier terminated. The Company may terminate the Agreement at any time, for any reason, upon 15 days’ prior written notice to the Provider.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sports Entertainment Gaming Global Corporation.

By:	/s/ Robert J. Stubblefield
Name:	Robert J. Stubblefield
Title:	Interim Chief Executive Officer

April 28, 2026